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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 JULY 19, 1996

                                 AMRESCO, INC.



    STATE OF DELAWARE                 0-8630                      59-1781257
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)         (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                          1845 WOODALL RODGERS FREEWAY
                                   SUITE 1700
                              DALLAS, TEXAS  75201
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 953-7700


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                                              Location of Exhibit Index - Page 4
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ITEM 5.  OTHER EVENTS.

         Senior Notes Offering.  On July 19, 1996, AMRESCO, INC. (the
"Company") completed a registered underwritten public offering of $57,500,000 aggregate principal amount of the Company's Senior Notes, Series 1996-A due
1999 (the "Senior Notes"). The Senior Notes were registered pursuant to the Company's $250.0 million shelf registration statement, which was declared effective by the SEC on July 1, 1996. The net proceeds from the offering of the Senior Notes aggregated approximately $55.775 million and were used to repay borrowings under the Company's Revolving Loan Agreement. The Senior Notes were sold at 100% of their face amount with a 3.0% underwriting discount. The underwriters of this offering were Piper Jaffray Inc., J.C. Bradford & Co. and Morgan Keegan & Company, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following documents are attached hereto as exhibits:

         (a)     Financial statements of business acquired -- not applicable.

         (b) Pro Forma Combined Condensed Financial Information -- not applicable.

         (c)     Exhibits:

                 1.1 Purchase Agreement, dated July 15, 1996, between the Company and Piper Jaffray Inc., as representative of the underwriters listed in Schedule I thereto.

                 4.1 Indenture, dated as of July 1, 1996, between the Company and Comerica Bank, as trustee.

                 4.2 Officers' Certificate and Company Order dated as of July 19, 1996, establishing the terms of the Senior Notes.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMRESCO, INC.



Date:  July 23, 1996                       By: /s/ L. Keith Blackwell
                                               ---------------------------------
                                               Name:  L. Keith Blackwell
                                               Title: Vice President, General
                                                      Counsel and Secretary





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                                 EXHIBIT INDEX


           EXHIBIT                                                                         SEQUENTIAL
           NUMBER                           DESCRIPTION OF EXHIBIT                          PAGE NO.
           ------                           ----------------------                          --------
             1.1             Purchase Agreement, dated July 15, 1996, between                  ---
                             the Company and Piper Jaffray Inc., as
                             representative of the underwriters listed in
                             Schedule I thereto.

             4.1             Indenture, dated as of July 1, 1996, between the                  ---
                             Company and Comerica Bank, as trustee.

             4.2             Officers' Certificate and Company Order dated as of               ---
                             July 19, 1996, establishing the terms of the Senior
                             Notes.





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